Supplement dated May 7, 2010

to the Prospectuses dated May 1, 2010 for

Park Avenue Life – 95 (PAL 95) and Park Avenue Life – 97 (PAL 97)

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2010 for the Park Avenue Life – 95 Variable Life Insurance Policy and Park Avenue Life – 97 Variable Life Insurance Policy (the “Policies”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account K.

Effective May 7, 2010, the exchange to fixed-benefit insurance feature will be available until the later of the insured’s attained age 90 or the second policy anniversary. Further information regarding this feature can be found on Prospectus pages 50 and 51 of PAL 95 and PAL 97, respectively.

This Supplement should be retained with the Prospectus for future reference.